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                                                                    Exhibit 10.1

                             MODIFICATION AGREEMENT

           THIS MODIFICATION AGREEMENT (the "Modification") is made and entered as of the 18th day of June, 2002, by and among FORWARD AIR CORPORATION, a Tennessee corporation with principal offices in Greeneville, Tennessee (the "Borrower"); FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association with offices in Greeneville, Tennessee (the "Lender"); and FAF, INC., FORWARD AIR, INC., and TRANSPORTATION PROPERTIES, INC., each a Tennessee corporation (collectively the "Guarantors").

                                    RECITALS:

           The Borrower is indebted to the Lender pursuant to a Master Secured Promissory Note (Line of Credit) dated September 10, 1998 in the principal amount of up to $20,000,000 (as the same may be amended from time to time, the "Line of Credit Note"). The Line of Credit Note and a Secured Promissory Note dated September 10, 1998, executed by the Borrower (the "Equipment Note") were issued pursuant to the terms of an Amended and Restated Loan and Security Agreement (the "Loan Agreement") dated as of September 10, 1998 between the Borrower and the Lender. The Equipment Note and the Line of Credit Note have been secured by, among other things, a Guaranty Agreement from the Guarantors for the benefit of the Lender dated as of September 10, 1998 (the "Guaranty"), and a Pledge and Security Agreement dated as of September 10, 1998, by the Borrower and the Lender (the "Pledge Agreement"), in which the Borrower as Pledgor pledges all of the stock of Forward Air Royalty Company, Forward Air International Airlines, Inc., Transportation Properties (Texas), Inc., and Forward Air Licensing Company, wholly owned subsidiaries of the Borrower (collectively the "Pledged Stock"). The Lender and the Guarantors have entered into a Security Agreement, dated as of September 10, 1998 (the "Security Agreement"), in which the Guarantors pledge to the Lender a security interest in certain Collateral, as defined in Article I of the Security Agreement, to secure the Guaranteed Obligations of the Guarantors under the Guaranty, as defined in the Guaranty.

           The Equipment Note has been paid in full.

           The Line of Credit Note provides that the Maturity Date of the Line of Credit Note is September 10, 2000 ("Maturity Date"). The Maturity Date was extended to April 30, 2001 by the terms of a letter, dated March 1, 2000, from the Lender to the Borrower (the "First Extension Letter"). The Maturity Date was extended again from April 30, 2001 to April 30, 2002 by the terms of a letter, dated September 10, 2000, from the Lender to the Borrower and accepted by the Borrower on September 10, 2000 (the "Second Extension Letter").

           The parties now desire to modify the Loan Agreement and the Line of Credit Note, as modified by the First Extension Letter and the Second Extension Letter, to: (i) extend the maturity date of the Line of Credit Note; (ii) amend and replace Section 8.16 of the Loan

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Agreement; and (iii) release certain collateral securing the Line of Credit;
subject to the terms and conditions of this Agreement;

           NOW, THEREFORE, in consideration of the foregoing, the Line of Credit extended pursuant to the terms of the Loan Agreement, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

           1. Amendment of Line of Credit Note. The Maturity Date of the Line of Credit Note is extended and changed to April 30, 2004, and accordingly, the Maturity Date of the first paragraph of the Line of Credit Note, of the First Extension Letter and the Second Extension Letter are hereby amended to be April 30, 2004.

           2. Debt to Worth Ratio. Section 8.16 of the Loan Agreement is hereby amended in its entirety to state as follows:

              Borrower shall maintain as of the end of each fiscal quarter a Debt to Worth Ratio of not more than: (i) 2.5 to 1.0 for the period from January 1, 2003 until December 31, 2003, and (ii) 2.0 to 1.0 thereafter.

           3. Release of Borrower's Personal Property, Pledged Stock and Pledged Notes. Article V of the Loan Agreement is hereby modified to delete Section 5.1(a) Personal Property and 5.1(d) Pledge and Security Agreement, releasing the following collateral which secures the Equipment Loan and the Line of Credit:

              (a)       the Personal Property of the Borrower, described in
                        Section 5.1(a) of the Loan Agreement;

              (b)       the Pledged Stock; and

              (c) the promissory note in the principal amount of $35,000,000, dated September 10, 1998 from Forward Air, Inc. to the Borrower; the promissory note in the principal amount of $35,000,000, dated September 10, 1998 from Transportation Properties, Inc. to the Borrower; and the promissory note in the principal amount of $35,000,000, dated September 10, 1998 from FAF, Inc. to the Borrower as assigned to the Lender by Allonge of even date; all collectively referred to as the "Pledged Notes."

Upon execution of this Modification, the Lender agrees to:

              (i) release UCC financing statement number 930156905, filed with the Tennessee Secretary of State on January 21, 1993, as amended; UCC financing statement number AP0090764, filed on October 14, 1998, with the Ohio Secretary of State; and UCC financing statement number 199810190266197, filed on October 19, 1998, with the
                        Franklin County Recorder, Franklin County, Ohio;



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              (ii)      deliver to the Borrower all of the Pledged Stock; and

              (iii)     deliver to the Borrower all of the Pledged Notes.

           4. Release of Guarantors' Collateral. The Security Agreement is hereby terminated and all of the following Collateral therein is released:

              (a)       Accounts Receivable/General Intangibles of the
                        Guarantors;

              (b)       Equipment of the Guarantors; and

              (c) any substitutions or replacements thereof, and any products and proceeds thereof, including without limitation insurance proceeds.

           Upon execution of this Modification, the Lender agrees to release the following UCC financing statements with Forward Air, Inc. as the debtor: (i) financing statement number 950389736, filed on January 18, 1995, with the Tennessee Secretary of State, as amended; (ii) financing statement number AP0090765, filed on October 14, 1998, with the Ohio Secretary of State; (iii) financing statement number 199810190266199, filed on October 19, 1998, with the Franklin County Recorder, Franklin County, Ohio.

           Upon execution of this Modification, the Lender agrees to release the following UCC financing statements with FAF, Inc. as the debtor: (i) financing statement number 982085277, filed on October 9, 1998, with the Tennessee Secretary of State; (ii) financing statement number AP0090763, filed on October 14, 1998, with the Ohio Secretary of State; (iii) financing statement number 199810190266195, filed on October 19, 1998, with the Franklin County Recorder, Franklin County, Ohio.

           Upon execution of this Modification, the Lender agrees to release the following UCC financing statements with Transportation Properties, Inc. as the debtor: (i) financing statement number 982085276, filed on October 9, 1998, with the Tennessee Secretary of State; (ii) financing statement number AP0090762, filed on October 14, 1998, with the Ohio Secretary of State; (iii) financing statement number 199810190266191, filed on October 19, 1998, with the Franklin County Recorder, Franklin County, Ohio.

           5. No Release or Novation.

              (a) Other than as provided herein, this Modification does not constitute a discharge or novation of the Line of Credit Note or the Loan Agreement, and the Line of Credit Note, the Loan Agreement, the Guaranty and any other documents executed in connection with the obligations of Borrower under the Loan Agreement, as herein modified, shall continue in full force and effect and shall be fully binding upon all parties hereto. The liens of the Loan Agreement and any other documents providing security for Borrower's obligations under the Loan Agreement and the Line of Credit Note shall continue as before the execution of this Modification and the security provided thereby shall remain in full force and effect.



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              (b) Nothing herein contained shall be deemed to release the
Guarantors of their guaranty of the indebtedness of Borrower to Lender and the Guarantors shall continue to be liable for the payment of such indebtedness as specified in the Guaranty.

           6. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

           7. Representations and Warranties; Default. All of the respective representations and warranties of the Borrower and Guarantors outlined in the Loan Agreement, with regard to the Borrower, and the Guaranty Agreements, with regard to the Guarantors, are true and correct as of the date hereof. No Event of Default has occurred under the Loan Documents (as such term is defined in the Loan Agreement).

           8. Governing Law. This Agreement and all other instruments referred to herein shall be governed by, and shall be construed according to, the laws of the State of Tennessee.

           9. Severability. In the event that any clause or provision of this Modification shall be held to be invalid by any court of competent jurisdiction, the invalidity of such clause or provision shall not affect any of the remaining provisions of this Modification.




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           IN WITNESS WHEREOF, the parties have caused this Modification to be executed as of the date first above written.

                        BORROWER:

                        By: /s/ Andrew C. Clarke
                            ----------------------------------------------------
                        Name: Andrew C. Clarke
                              --------------------------------------------------
                        Title: Chief Financial Officer and Senior Vice President
                               -------------------------------------------------

                        GUARANTORS:

                        FORWARD AIR, INC.

                        By: /s/ Andrew C. Clarke
                            ----------------------------------------------------
                        Name: Andrew C. Clarke
                              --------------------------------------------------
                        Title: Chief Financial Officer and Senior Vice President
                               -------------------------------------------------

                        FAF, INC.

                        By: /s/ Andrew C. Clarke
                            ----------------------------------------------------
                        Name: Andrew C. Clarke
                              --------------------------------------------------
                        Title: Chief Financial Officer and Senior Vice President
                               -------------------------------------------------

                        TRANSPORTATION PROPERTIES, INC.

                        By: /s/ Andrew C. Clarke
                            ----------------------------------------------------
                        Name: Andrew C. Clarke
                              --------------------------------------------------
                        Title: Treasurer
                               -------------------------------------------------


                        LENDER:

                        FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                        By: /s/ Steven D. Mears
                            ----------------------------------------------------
                        Name: Steven D. Mears
                              --------------------------------------------------
                        Title: Senior Vice President
                               -------------------------------------------------




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